Corteva, Inc.
Consolidated Statements of Operations
(Dollars in millions, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Net sales	$3,825	$3,479	$17,455	$15,655
Cost of goods sold	2,510	2,232	10,436	9,220
Research and development expense	340	316	1,216	1,187
Selling, general and administrative expenses	764	806	3,173	3,209
Amortization of intangibles	166	179	702	722
Restructuring and asset related charges - net	63	28	363	289
Other income (expense) - net	(149)	335	(60)	1,348
Interest expense	36	8	79	30
Income (loss) from continuing operations before income taxes	(203)	245	1,426	2,346
Provision for (benefit from) from income taxes on continuing operations	(162)	90	210	524
Income (loss) from continuing operations after income taxes	(41)	155	1,216	1,822
(Loss) income from discontinued operations after income taxes	(12)	6	(58)	(53)

Net income (loss)	(53)	161	1,158	1,769

Net income (loss) attributable to noncontrolling interests	2	2	11	10

Net income (loss) attributable to Corteva	$(55)	$159	$1,147	$1,759

Basic earnings (loss) per share of common stock:
Basic earnings (loss) per share of common stock from continuing operations	$(0.06)	$0.21	$1.67	$2.46
Basic earnings (loss) per share of common stock from discontinued operations	(0.02)	0.01	(0.08)	(0.07)
Basic earnings (loss) per share of common stock	$(0.08)	$0.22	$1.59	$2.39

Diluted earnings (loss) per share of common stock:
Diluted earnings (loss) per share of common stock from continuing operations	$(0.06)	$0.21	$1.66	$2.44
Diluted earnings (loss) per share of common stock from discontinued operations	(0.02)	0.01	(0.08)	(0.07)
Diluted earnings (loss) per share of common stock	$(0.08)	$0.22	$1.58	$2.37

Average number of shares outstanding used in earnings (loss) per share (EPS) calculation (in millions)
Basic	714.7	729.2	720.8	735.9
Diluted	714.7	735.1	724.5	741.6

Corteva, Inc.
Consolidated Balance Sheets
(Dollars in millions, except share amounts)

	December 31, 2022	December 31, 2021
Assets
Current assets
Cash and cash equivalents	$3,191	$4,459
Marketable securities	124	86
Accounts and notes receivable, net	5,701	4,811
Inventories	6,811	5,180
Other current assets	968	1,010
Total current assets	16,795	15,546
Investment in nonconsolidated affiliates	102	76
Property, plant and equipment	8,551	8,364
Less: Accumulated depreciation	4,297	4,035
Net property, plant and equipment	4,254	4,329
Goodwill	9,962	10,107
Other intangible assets	9,339	10,044
Deferred income taxes	479	438
Other assets	1,687	1,804
Total Assets	$42,618	$42,344

Liabilities and Equity
Current liabilities
Short-term borrowings and finance lease obligations	$24	$17
Accounts payable	4,895	4,126
Income taxes payable	183	146
Deferred revenue	3,388	3,201
Accrued and other current liabilities	2,254	2,068
Total current liabilities	10,744	9,558
Long-term debt	1,283	1,100
Other noncurrent liabilities
Deferred income tax liabilities	1,119	1,220
Pension and other post employment benefits - noncurrent	2,255	3,124
Other noncurrent obligations	1,676	1,719
Total noncurrent liabilities	$6,333	$7,163

Commitments and contingent liabilities

Stockholders' equity
Common stock, $0.01 par value; 1,666,667,000 shares authorized; issued at December 31, 2022 - 713,419,000 and December 31, 2021 - 726,527,000	7	7
Additional paid-in capital	27,851	27,751
Retained earnings (accumulated deficit)	250	524
Accumulated other comprehensive income (loss)	(2,806)	(2,898)
Total Corteva stockholders' equity	25,302	25,384
Noncontrolling interests	239	239
Total equity	25,541	25,623
Total Liabilities and Equity	$42,618	$42,344

Corteva, Inc.
Consolidated Statements of Cash Flows
(Dollars in millions, except per share amounts)

	Twelve Months Ended December 31,
	2022	2021
Operating activities

Net income (loss)	$1,158	$1,769
Adjustments to reconcile net income (loss) to cash provided by (used for) operating activities
Depreciation and amortization	1,223	1,243
Provision for (benefit from) deferred income tax	(286)	174
Net periodic pension and OPEB benefit, net	(142)	(1,292)
Pension and OPEB contributions	(182)	(247)
Net (gain) loss on sales of property, businesses, consolidated companies, and investments	(18)	(21)
Restructuring and asset related charges - net	363	289
Other net loss	305	156
Changes in operating assets and liabilities, net
Accounts and notes receivable	(997)	(113)
Inventories	(1,715)	(422)
Accounts payable	807	524
Deferred revenue	194	574
Other assets and liabilities	162	93
Cash provided by (used for) operating activities	872	2,727
Investing activities
Capital expenditures	(605)	(573)
Proceeds from sales of property, businesses, and consolidated companies - net of cash divested	73	75
Escrow funding associated with acquisitions	(36)	—
Investments in and loans to nonconsolidated affiliates	(12)	(4)
Purchases of investments	(344)	(204)
Proceeds from sales and maturities of investments	295	345
Other investing activities, net	(3)	(1)
Cash provided by (used for) investing activities	(632)	(362)
Financing activities
Net change in borrowings (less than 90 days)	(13)	13
Proceeds from debt	1,358	419
Payments on debt	(1,140)	(421)
Repurchase of common stock	(1,000)	(950)
Proceeds from exercise of stock options	88	100
Dividends paid to stockholders	(418)	(397)
Other financing activities, net	(55)	(30)
Cash provided by (used for) financing activities	(1,180)	(1,266)
Effect of exchange rate changes on cash, cash equivalents and restricted cash equivalents	(278)	(136)
Increase (decrease) in cash, cash equivalents and restricted cash equivalents	(1,218)	963
Cash, cash equivalents and restricted cash equivalents at beginning of period	4,836	3,873
Cash, cash equivalents and restricted cash equivalents at end of period	$3,618	$4,836

Corteva, Inc.
Consolidated Segment Information
(Dollars in millions, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
SEGMENT NET SALES - SEED	2022	2021	2022	2021
Corn	$1,334	$1,113	$5,955	$5,618
Soybean	125	74	1,810	1,568
Other oilseeds	67	91	714	752
Other	120	114	500	464
Seed	$1,646	$1,392	$8,979	$8,402

	Three Months Ended December 31,		Twelve Months Ended December 31,
SEGMENT NET SALES - CROP PROTECTION	2022	2021	2022	2021
Herbicides	$1,119	$1,078	$4,591	$3,815
Insecticides	556	469	1,831	1,730
Fungicides	277	399	1,450	1,310
Other	227	141	604	398
Crop Protection	$2,179	$2,087	$8,476	$7,253

	Three Months Ended December 31,		Twelve Months Ended December 31,
GEOGRAPHIC NET SALES - SEED	2022	2021	2022	2021
North America [1]	$541	$522	$5,178	$5,004
EMEA [2]	167	201	1,609	1,599
Latin America	846	578	1,758	1,420
Asia Pacific	92	91	434	379
Rest of World [3]	1,105	870	3,801	3,398
Net Sales	$1,646	$1,392	$8,979	$8,402

	Three Months Ended December 31,		Twelve Months Ended December 31,
GEOGRAPHIC NET SALES - CROP PROTECTION	2022	2021	2022	2021
North America [1]	$931	$839	$3,116	$2,532
EMEA [2]	195	220	1,647	1,524
Latin America	835	764	2,687	2,125
Asia Pacific	218	264	1,026	1,072
Rest of World [3]	1,248	1,248	5,360	4,721
Net Sales	$2,179	$2,087	$8,476	$7,253

1. Reflects U.S. & Canada
2. Reflects Europe, Middle East, and Africa
3. Reflects EMEA, Latin America, and Asia Pacific

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022		2022
Net Sales (GAAP)	$3,825		$17,455
Less: Impacts from Currency and Portfolio / Other[4]	(38)		(481)
Organic Sales (Non-GAAP)	$3,863		$17,936

	Three Months Ended December 31,		Twelve Months Ended December 31,
OPERATING EBITDA	2022	2021	2022	2021
Seed	$71	$(11)	$1,656	$1,512
Crop Protection	332	305	1,684	1,202
Corporate Expenses	(33)	(32)	(116)	(138)
Operating EBITDA (Non-GAAP)	$370	$262	$3,224	$2,576

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS AFTER INCOME (LOSS) TAXES TO OPERATING EBITDA	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Income (loss) from continuing operations after income taxes (GAAP)	$(41)	$155	$1,216	$1,822
Provision for (benefit from) income taxes on continuing operations	(162)	90	210	524
Income (loss) from continuing operations before income taxes (GAAP)	(203)	245	1,426	2,346
Depreciation and amortization	304	317	1,223	1,243
Interest income	(49)	(19)	(124)	(77)
Interest expense	36	8	79	30
Exchange (gains) losses[1]	133	7	229	54
Non-operating (benefits) costs[2]	23	(315)	(111)	(1,256)
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	3	(3)	—	—
Significant items (benefits) charge[3]	123	22	502	236
Operating EBITDA (Non-GAAP)	$370	$262	$3,224	$2,576
1.Refer to page A-15 for pre-tax and after tax impacts of exchange losses (gains).
2.Non-operating benefits (costs) consists of non-operating pension and other post-employment benefit (OPEB) credits (costs), tax indemnification adjustments, environmental remediation and legal costs associated with legacy businesses and sites of Historical DuPont, and the 2021 officer indemnification payment. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.
3.Refer to page A-10 for pre-tax and after tax impacts of significant items.
4.Other includes the removal of revenue recognized relating to seed sales associated with the Russia Exit. Refer to schedule A-10 for further detail on significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Q4 2022 vs. Q4 2021				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$111	8%	$120	9%	6%	3%	(1)%	—%
EMEA[2]	(59)	(14)%	(14)	(3)%	10%	(13)%	(12)%	1%
Latin America	339	25%	287	21%	19%	2%	4%	—%
Asia Pacific	(45)	(13)%	(9)	(3)%	8%	(11)%	(9)%	(1)%
Rest of World	235	11%	264	12%	15%	(3)%	(1)%	—%
Total	$346	10%	$384	11%	12%	(1)%	(1)%	—%

SEED
	Q4 2022 vs. Q4 2021				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$19	4%	$23	4%	8%	(4)%	—%	—%
EMEA[2]	(34)	(17)%	(20)	(10)%	12%	(22)%	(11)%	4%
Latin America	268	46%	235	41%	33%	8%	5%	—%
Asia Pacific	1	1%	10	11%	15%	(4)%	(10)%	—%
Rest of World	235	27%	225	26%	26%	—%	—%	1%
Total	$254	18%	$248	18%	19%	(1)%	—%	—%

CROP PROTECTION
	Q4 2022 vs. Q4 2021				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$92	11%	$97	12%	5%	7%	(1)%	—%
EMEA	(25)	(11)%	6	3%	9%	(6)%	(14)%	—%
Latin America	71	9%	52	7%	9%	(2)%	2%	—%
Asia Pacific	(46)	(17)%	(19)	(7)%	6%	(13)%	(9)%	(1)%
Rest of World	—	—%	39	3%	8%	(5)%	(3)%	—%
Total	$92	4%	$136	7%	7%	—%	(2)%	(1)%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Q4 2022 vs. Q4 2021				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn[2]	$221	20%	$205	18%	20%	(2)%	1%	1%
Soybeans	51	69%	54	73%	33%	40%	(3)%	(1)%
Other oilseeds[2]	(24)	(26)%	(18)	(20)%	15%	(35)%	(9)%	3%
Other	6	5%	7	6%	5%	1%	(1)%	—%
Total	$254	18%	$248	18%	19%	(1)%	—%	—%

CROP PROTECTION PRODUCT LINE
	Q4 2022 vs. Q4 2021				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$41	4%	$66	6%	9%	(3)%	(2)%	—%
Insecticides	87	19%	93	20%	7%	13%	(1)%	—%
Fungicides	(122)	(31)%	(109)	(27)%	3%	(30)%	(2)%	(2)%
Other	86	61%	86	61%	3%	58%	—%	—%
Total	$92	4%	$136	7%	7%	—%	(2)%	(1)%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Twelve Months 2022 vs. Twelve Months 2021				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$758	10%	$783	10%	8%	2%	—%	—%
EMEA[2]	133	4%	548	18%	10%	8%	(14)%	—%
Latin America	900	25%	825	23%	16%	7%	2%	—%
Asia Pacific	9	1%	125	9%	7%	2%	(6)%	(2)%
Rest of World	1,042	13%	1,498	18%	12%	6%	(5)%	—%
Total	$1,800	11%	$2,281	15%	10%	5%	(3)%	(1)%

SEED
	Twelve Months 2022 vs. Twelve Months 2021				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$174	3%	$184	4%	6%	(2)%	(1)%	—%
EMEA[2]	10	1%	214	13%	11%	2%	(13)%	1%
Latin America	338	24%	311	22%	18%	4%	2%	—%
Asia Pacific	55	15%	87	23%	12%	11%	(8)%	—%
Rest of World	403	12%	612	18%	14%	4%	(6)%	—%
Total	$577	7%	$796	9%	9%	—%	(2)%	—%

CROP PROTECTION
	Twelve Months 2022 vs. Twelve Months 2021				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$584	23%	$599	24%	14%	10%	(1)%	—%
EMEA	123	8%	334	22%	7%	15%	(14)%	—%
Latin America	562	26%	514	24%	14%	10%	2%	—%
Asia Pacific	(46)	(4)%	38	4%	5%	(1)%	(5)%	(3)%
Rest of World	639	14%	886	19%	10%	9%	(4)%	(1)%
Total	$1,223	17%	$1,485	20%	11%	9%	(3)%	—%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Twelve Months 2022 vs. Twelve Months 2021				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn[2]	$337	6%	$465	8%	9%	(1)%	(2)%	—%
Soybeans	242	15%	251	16%	11%	5%	(1)%	—%
Other oilseeds[2]	(38)	(5)%	31	4%	8%	(4)%	(9)%	—%
Other	36	8%	49	11%	4%	7%	(3)%	—%
Total	$577	7%	$796	9%	9%	—%	(2)%	—%

CROP PROTECTION PRODUCT LINE
	Twelve Months 2022 vs. Twelve Months 2021				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$776	20%	$889	23%	15%	8%	(3)%	—%
Insecticides	101	6%	173	10%	7%	3%	(4)%	—%
Fungicides	140	11%	209	16%	6%	10%	(3)%	(2)%
Other	206	52%	214	54%	7%	47%	(2)%	—%
Total	$1,223	17%	$1,485	20%	11%	9%	(3)%	—%

1.Organic sales is defined as price and volume and excludes currency and portfolio and other impacts, including significant items.
2.Other includes the removal of revenue recognized relating to seed sales associated with the Russia Exit. Refer to schedule A-10 for further detail on significant items.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

SIGNIFICANT ITEMS BY SEGMENT (PRE-TAX)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Seed	$(61)	$—	$(298)	$(98)
Crop Protection	(47)	(9)	(106)	(60)
Corporate	(15)	(13)	(98)	(78)
Total significant items before income taxes	$(123)	$(22)	$(502)	$(236)

SIGNIFICANT ITEMS - PRE-TAX, AFTER TAX, AND EPS IMPACTS

	Pre-tax		After tax[10]		($ Per Share)
	2022	2021	2022	2021	2022	2021
1st Quarter
Restructuring and asset related charges, net [1]	$(5)	$(100)	$(3)	$(77)	$—	$(0.10)
Estimated settlement expense [2]	(17)	—	(13)	—	(0.02)	—
1st Quarter – Total	$(22)	$(100)	$(16)	$(77)	$(0.02)	$(0.10)

2nd Quarter
Restructuring and asset related charges, net [1]	$(143)	$(135)	$(116)	$(107)	$(0.16)	$(0.14)
Inventory write-offs [3]	(1)	—	(1)	—	—	—
Loss on exit of non-strategic asset [3]	(5)	—	(4)	—	(0.01)	—
Settlement costs associated with Russia Exit [3]	(6)	—	(6)	—	(0.01)	—
2nd Quarter – Total	$(155)	$(135)	$(127)	$(107)	$(0.18)	$(0.14)

3rd Quarter
Restructuring and asset related charges, net [1]	$(152)	$(26)	$(126)	$(18)	$(0.18)	$(0.03)
Estimated settlement expense [2]	(40)	—	(30)	—	(0.04)	—
Inventory write-offs [3]	(32)	—	(24)	—	(0.03)	—
Settlement costs associated with Russia Exit [3]	(2)	—	(2)	—	—	—
Gain on sale of business [3]	15	—	10	—	0.01	—
Equity securities mark-to-market gain [4]	—	47	—	35	—	0.05
Employee Retention Credit [5]	9	—	7	—	0.01	—
Income tax items [6]	—	—	55	—	0.08	—
3rd Quarter – Total	$(202)	$21	$(110)	$17	$(0.15)	$0.02

4th Quarter
Restructuring and asset related charges, net [1]	$(63)	$(28)	$(46)	$(23)	$(0.06)	$(0.03)
Estimated settlement expense [2]	(30)	—	(23)	—	(0.03)	—
AltEn facility remediation charge [8]	(33)	—	(25)	—	(0.04)	—
Seed sale associated with Russia Exit [3]	3	—	2	—	—	—
Employee Retention Credit [5]	—	60	—	45	—	0.06
Contract termination [7]	—	(54)	—	(40)	—	(0.05)
Income tax items [6]	—	—	78	9	0.11	0.01
4th Quarter – Total	$(123)	$(22)	$(14)	$(9)	$(0.02)	$(0.01)

Annual Total [9]	$(502)	$(236)	$(267)	$(176)	$(0.37)	$(0.24)

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)
1.Fourth, third, second and first quarter 2022 includes restructuring and asset related benefits (charges) of $(63), $(152), $(143) and $(5), respectively. The charges primarily relate to a $(70), $(146), and $(56) charge for the fourth, third and second quarter, respectively, associated with the 2022 Restructuring Actions and a $(5), $(5), $(93), and $(6) charge for the fourth, third, second and first quarter, respectively, related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits. The charges for the fourth quarter 2022 also include a $12 benefit associated with previous restructuring programs.

Fourth, third, second and first quarter 2021 included restructuring and asset related benefits (charges) of $(28), $(26), $(135) and $(100), respectively. The charges primarily relate to a $(40), $(17), $(21), and $(89) charge, respectively, associated with the 2021 Restructuring Actions and a $(5), $(112), and $(7) charge, respectively, related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits. The charges for the fourth quarter 2021 also include a $13 benefit associated with previous restructuring programs.

2.Fourth, third and first quarter 2022 included estimated Lorsban® related charges of $(30), $(40) and $(17), respectively.

3.Fourth quarter 2022 includes a benefit of $3 relating to the sale of seeds already under production in Russia when the decision to exit the country was made and that the Company was contractually required to purchase. It consists of $8 of net sales and $5 of cost of goods sold. Third quarter 2022 includes a benefit (charge) of $(32), $15 and $(2) associated with activities related to the 2022 Restructuring Actions consisting of inventory write-offs, gain on the sale of a business, and settlement costs associated with the Russia Exit, respectively. Second quarter 2022 includes a $(1), $(5) and $(6) charge associated with activities related to the 2022 Restructuring Actions consisting of inventory write-offs associated with the Russia Exit, loss on the exit of a non-strategic asset and settlement costs associated with the Russia Exit, respectively.

4.Third quarter 2021 included a benefit relating to a $47 mark-to-market gain on equity securities.

5.Third quarter 2022 included a benefit of $9 relating to an adjustment due to a change in estimate related to the Employee Retention Credit. Fourth quarter 2021 included a benefit of $60 relating to the Employee Retention Credit that the Company earned pursuant to the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act as enhanced by the Consolidated Appropriations Act (“CAA”) and American Rescue Plan Act (“ARPA”).

6.Fourth quarter 2022 included a tax benefit relating to a change in the valuation allowance recorded against the net deferred tax asset position of a legal entity in Brazil and a worthless stock deduction in the U.S. in the amount of $36 and $42, respectively. Third quarter 2022 included a tax benefit of $55 relating to the establishment of deferred taxes due to the impact of a change in a U.S. legal entity's tax characterization. Fourth quarter 2021 included a net benefit for the impact of changes in valuation allowances recorded against the net deferred tax asset positions of two legal entities in Brazil in the amounts of $57 and $(44), as well as an adjustment related to the impacts of Swiss Tax Reform of $(4).

7.Fourth quarter 2021 included a charge of $(54) relating to a contract termination with a third-party service provider.

8.Fourth quarter 2022 included a charge of $(33) relating to the increase in the remediation accrual at the AltEn facility relating to Corteva's estimated voluntary contribution to the solid waste and wastewater remedial action plans.

9.Earnings per share for the year may not equal the sum of quarterly earnings per share due to the changes in average share calculations.

10.Unless specifically addressed in notes above, the income tax effect on significant items was calculated based upon the enacted tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Operating Earnings (Loss) Per Share (Non-GAAP)
Operating earnings (loss) per share is defined as earnings (loss) per share from continuing operations – diluted, excluding non-operating (benefits) costs, amortization of intangibles (existing as of Separation) and significant items.

	Three Months Ended December 31,
	2022	2021	2022	2021
	$	$	EPS (diluted)	EPS (diluted)
Net income (loss) from continuing operations attributable to Corteva (GAAP)	$(43)	$153	$(0.06)	$0.21
Less: Non-operating benefits (costs), after tax[1]	(16)	239	(0.02)	0.33
Less: Amortization of intangibles (existing as of Separation), after tax	(128)	(139)	(0.18)	(0.19)
Less: Mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, after tax	(2)	2	—	—
Less: Significant items benefit (charge), after tax	(14)	(9)	(0.02)	(0.01)
Operating Earnings (Loss) (Non-GAAP)	$117	$60	$0.16	$0.08

	Twelve Months Ended December 31,
	2022	2021	2022	2021
	$	$	EPS (diluted)	EPS (diluted)
Net income (loss) from continuing operations attributable to Corteva (GAAP)	$1,205	$1,812	$1.66	$2.44
Less: Non-operating benefits (costs), after tax[1]	80	955	0.11	1.29
Less: Amortization of intangibles (existing as of Separation), after tax	(542)	(562)	(0.75)	(0.76)
Less: Mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, after tax	—	—	—	—
Less: Significant items benefit (charge), after tax	(267)	(176)	(0.37)	(0.24)
Operating Earnings (Loss) (Non-GAAP)	$1,934	$1,595	$2.67	$2.15
1.Non-operating benefits (costs) consists of non-operating pension and other post-employment benefit (OPEB) credits (costs), tax indemnification adjustments, environmental remediation and legal costs associated with legacy businesses and sites of Historical DuPont, and an officer indemnification payment. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.

Corteva, Inc.
Operating EBITDA to Operating Earnings (Loss) Per Share
(Dollars in millions, except per share amounts)

Operating EBITDA to Operating Earnings (Loss) Per Share

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Operating EBITDA (Non-GAAP)[1]	$370	$262	3,224	2,576
Depreciation	(138)	(138)	(521)	(521)
Amortization of intangibles (post Separation)	—	—	(3)	—
Interest Income	49	19	124	77
Interest Expense	(36)	(8)	(79)	(30)
Provision for income taxes on continuing operations before significant items, non-operating (benefits) charges, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)[1]	(54)	(43)	(566)	(409)
Base income tax rate from continuing operations (Non-GAAP)[1]	22.0%	31.9%	20.6%	19.5%
Exchange gains (losses), after tax[2]	(72)	(30)	(234)	(88)
Net income (loss) attributable to non-controlling interests	(2)	(2)	(11)	(10)
Operating Earnings (Loss) (Non-GAAP)[1]	$117	$60	$1,934	$1,595
Diluted Shares (in millions)	714.7	735.1	724.5	741.6
Operating Earnings (Loss) Per Share (Non-GAAP)[1]	$0.16	$0.08	$2.67	$2.15
1.     Refer to pages A-5 through A-9, and A-12 and A-14 for Non-GAAP reconciliations.
2.     Refer to page A-15 for pre-tax and after tax impacts of exchange gains (losses).

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions)

Reconciliation of Base Income Tax Rate to Effective Income Tax Rate
Base income tax rate is defined as the effective income tax rate less the effect of exchange gains (losses), significant items, amortization of intangibles (existing as of Separation), and non-operating benefits (costs).

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Income (loss) from continuing operations before income taxes (GAAP)	$(203)	$245	$1,426	$2,346
Add: Significant items (benefit) charge[1]	123	22	502	236
Non-operating (benefits) costs	23	(315)	(111)	(1,256)
Amortization of intangibles (existing as of Separation)	166	179	699	722
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	3	(3)	—	—
Less: Exchange gains (losses)[2]	$(133)	$(7)	$(229)	$(54)
Income (loss) from continuing operations before income taxes, significant items, non-operating benefits - net, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange losses, net (Non-GAAP)	$245	$135	$2,745	$2,102

Provision for (benefit from) provision for income taxes on continuing operations (GAAP)	$(162)	$90	$210	$524
Add: Tax benefits on significant items charge[1]	109	13	235	60
Tax expenses on non-operating benefits - net	7	(76)	(31)	(301)
Tax benefits on amortization of intangibles (existing as of Separation)	38	40	157	160
Tax benefits on mark-to-market gains on certain foreign currency contracts not designated as hedges	1	(1)	—	—
Tax benefits on exchange losses, net	61	(23)	(5)	(34)
Provision for (benefit from) income taxes on continuing operations before significant items, non-operating benefits - net, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange losses, net (Non-GAAP)	$54	$43	$566	$409

Effective income tax rate (GAAP)	79.8%	36.7%	14.7%	22.3%
Significant items, non-operating benefits, and amortization of intangibles (existing as of Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges effect	(87.1)%	14.4%	8.0%	(0.7)%
Tax rate from continuing operations before significant items, non-operating benefits - net, and amortization of intangibles (existing as of Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges (Non-GAAP)	(7.3)%	51.1%	22.7%	21.6%
Exchange losses, net effect[2]	29.4%	(19.3)%	(2.1)%	(2.2)%
Base income tax rate from continuing operations (Non-GAAP)	22.0%	31.9%	20.6%	19.5%

1. See page A-10 for further detail on the Significant Items table.
2. See page A-15 for further details of exchange gains (losses).

Corteva, Inc.
(Dollars in millions, except per share amounts)

Exchange Gains/Losses
The Company routinely uses foreign currency exchange contracts to offset its net exposures, by currency, related to the foreign currency-denominated monetary assets and liabilities. The objective of this program is to maintain an approximately balanced position in foreign currencies in order to minimize, on an after-tax basis, the effects of exchange rate changes on net monetary asset positions. The hedging program gains (losses) are largely taxable (tax deductible) in the United States (U.S.), whereas the offsetting exchange gains (losses) on the remeasurement of the net monetary asset positions are often not taxable (tax deductible) in their local jurisdictions. The net pre-tax exchange gains (losses) are recorded in other income (expense) - net and the related tax impact is recorded in provision for (benefit from) income taxes on continuing operations in the Consolidated Statements of Operations.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Subsidiary Monetary Position Gain (Loss)
Pre-tax exchange gains (losses)	$(97)	$(25)	$(217)	$(72)
Local tax (expenses) benefits	51	(19)	(10)	(30)
Net after tax impact from subsidiary exchange gains (losses)	$(46)	$(44)	$(227)	$(102)

Hedging Program (Loss) Gain
Pre-tax exchange (losses) gains	$(36)	$18	$(12)	$18
Tax benefits (expenses)	10	(4)	5	(4)
Net after tax impact from hedging program exchange (losses) gains	$(26)	$14	$(7)	$14

Total Exchange Gain (Loss)
Pre-tax exchange gains (losses)	$(133)	$(7)	$(229)	$(54)
Tax benefits (expenses)	61	(23)	(5)	(34)
Net after tax exchange gains (losses)	$(72)	$(30)	$(234)	$(88)

As shown above, the "Total Exchange Gain (Loss)" is the sum of the "Subsidiary Monetary Position Gain (Loss)" and the "Hedging Program (Loss) Gain."